Exhibit 10.2

                            MDU Resources Group, Inc.
                      Executive Incentive Compensation Plan
                             2004 NEO Payment Chart

Name                     Title                               Payment($)        % of Target
----                     -----                               ----------        -----------

Martin A. White          Chairman of the Board,           $  1,265,550           194.7%
                         President and Chief Executive
                         Officer

Ronald D. Tipton         Retired Chief Executive               152,460            87.1
                         Officer of Montana-Dakota
                         Utilities Co. and Great Plains
                         Natural Gas Co.

Warren L. Robinson       Executive Vice President and          350,000             200
                         Chief Financial Officer

John K. Castleberry      President and Chief Executive         350,000             200
                         Officer, WBI Holdings, Inc.

Terry D. Hildestad       President and Chief Executive         120,925            69.1
                         Officer, Knife River
                         Corporation

Paul E. Gatzemeier       President and Chief Executive         257,250             175
                         Officer, Centennial Energy
                         Resources LLC